SCHEDULE 14A

                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 INFORTE CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [LOGO]INFORTE

                                 INFORTE CORP.
                     NOTICE OF STOCKHOLDERS ANNUAL MEETING
                                 APRIL 25, 2001

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that Inforte Corp.'s 2001 Stockholders Annual Meeting will be held on April 25, 2001, at 10:00 a.m. Central Daylight Time, via the Internet at www.inforte.com, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  1. To elect three Class I Directors to the Board of Directors for a term of three years expiring upon the 2004 annual meeting of stockholders or until a successor is elected;

  2. To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2001;

  3. To ratify the Inforte Corp. Amended and Restated 1997 Incentive Compensation Plan; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 5, 2001, are entitled to receive notice of and to vote during the meeting.

All stockholders are cordially invited to attend the Annual Meeting which will be held on an electronic basis only. However, to assure your representation at the meeting, you are urged to vote as soon as possible. All stockholders may vote by mail, by telephone or over the Internet. If telephone or Internet voting is available to you, Inforte encourages these faster and less costly methods. Stockholders attending the electronic meeting may vote during the meeting by faxing their completed proxy form to 312-332-9207 prior to the close of voting.

                                          Sincerely,

                                          [SIG OF PHILLIP BLIGH]
                                          Chairman, President and Chief
                                           Executive Officer

Chicago, Illinois
March 22, 2001

                                 INFORTE CORP.
              PROXY STATEMENT FOR 2001 STOCKHOLDERS ANNUAL MEETING
                                 APRIL 25, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the board of directors of Inforte Corp. ("Inforte"), for use related to its 2001 Stockholders Annual Meeting (the "Meeting") to be held on April 25, 2001, at 10:00 a.m., Central Daylight Time, or at any adjournments or postponements thereof, for the purpose set forth in this Proxy Statement and in the accompanying Notice of Stockholders Annual Meeting. The Meeting will be held completely on an electronic basis. To access the live webcast of the meeting go to www.inforte.com at least 30 minutes prior to the meeting start time to register. Inforte's telephone number is (312) 540-0900.

These proxy solicitation materials were mailed or delivered electronically on or about March 22, 2001 to all stockholders entitled to vote.

RECORD DATE: OUTSTANDING SHARES

Stockholders of record at the close of business on March 5, 2001 (the "Record Date"), are entitled to receive notice of and vote during the Meeting. On the Record Date, 12,733,097 million shares of Inforte's common stock, $0.001 par value, were issued and outstanding and held by 4,766 stockholders.

REVOCABILITY OF PROXIES

Stockholders may change their vote by revoking a proxy prior to the close of voting in one of four ways:

  1. Deliver written notice to Inforte's Corporate Secretary that you are revoking your proxy;

  2. Submit another proxy with a later date;

  3. Submit another proxy by telephone or Internet after you have provided an earlier proxy; or

  4. Fax your completed proxy to 312-332-9207 during the Meeting.

VOTING AND SOLICITATION

Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Meeting. Stockholders will not be allowed to cumulate their votes in the election of directors.

Inforte will bear the cost of soliciting proxies. Inforte may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain Inforte directors, officers and regular employees, without additional compensation, personally, by Internet, by telephone or by fax.

QUORUM; ABSENTATIONS; BROKER NON-VOTES

Votes cast by proxy or via fax during the Meeting will be tabulated by the Inspector of Elections with the assistance of Inforte's transfer agent. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the Meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. Since Inforte's Meeting is entirely electronic, the affirmative vote will be determined by a majority of shares represented by proxy.

The inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of or opposed to any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class I directors, for the confirmation of the appointment of the designated independent auditors, for the approval of the Incentive Compensation Plan and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. Inforte believes that the tabulation procedures to be followed by the inspector are consistent with the Delaware statutory requirements concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSAL

Stockholder proposals which are intended to be presented at Inforte's 2002 annual meeting must be received by Inforte's corporate secretary no later than November 22, 2001 in order to be included in the proxy statement and form of proxy for that meeting. Stockholder proposals which are not to be included in Inforte's proxy statement for the 2002 annual meeting will be considered untimely if not received by November 22, 2001, and the persons named as proxies solicited by Inforte's board of directors for the 2002 annual meeting may exercise discretionary voting power with respect to any such proposal not submitted by that deadline.

PROPOSAL NO. 1--ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Pursuant to Inforte's Certificate of Incorporation and Bylaws, Inforte's Board of Directors currently consists of seven (7) persons, divided into three (3) classes serving staggered terms of three (3) years. Currently there are three
(3) directors in Class I, two (2) directors in Class II and two (2) directors in Class III. Three Class I directors are to be elected at the Meeting. The Class II and Class III directors will be elected at the Inforte's 2002 and 2003 annual meetings, respectively. The Class I directors elected at the Meeting will hold office until the 2004 annual meeting or until their successors have been duly elected and qualified.

In the event that any such person becomes unavailable or declines to serve as a director at the time of the Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that the nominees will be unavailable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The following table sets forth information concerning the nominees for election as Class I directors at the Meeting, including information as to such nominee's age as of the record date, position with Inforte and business experience.

  NAME OF NOMINEE               AGE                 POSITION/PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------
  Ray C. Kurzweil(1)(2)         52                             Director
------------------------------------------------------------------------------------
  Nick Padgett                  34                Chief Financial Officer & Director
------------------------------------------------------------------------------------
  Michael E. Porter             53                             Director


(1) Member of Audit Committee
(2) Member of Compensation Committee

Ray C. Kurzweil, a director of Inforte, is chairman and chief executive officer of Kurzweil Technologies, Inc., a software development firm he founded in 1995. Mr. Kurzweil was the principal developer of many advanced technologies, including the first omni-font optical character recognition, the first print-to-speech reading machine for the blind, the first CCD flat-bed scanner, the first text-to-speech synthesizer, the first music synthesizer that could recreate acoustical instruments, and the first commercially marketed large vocabulary speech recognition software. Mr. Kurzweil successfully founded and sold four artificial intelligence businesses. Mr. Kurzweil's numerous awards include the 1999 National Medal of Technology, the nation's highest honor in technology, received from President Clinton, and Inventor of the Year from MIT in 1988. His book, The Age of Intelligent Machines, was named Best Computer Science Book of 1990. His recent best selling book, The Age of Spiritual Machines, When Computers Exceed Human Intelligence (Viking) achieved #1 status on Amazon in science as well as in artificial intelligence. Mr. Kurzweil holds a B.S. in Computer Science and Literature from the Massachusetts Institute of Technology. Mr. Kurzweil serves as a director of LifeFX, a company providing lifelike virtual personalities for the web.

Nick Padgett has served as Inforte's chief financial officer since December 1997. Mr. Padgett has been a director of Inforte since its founding in September 1993. Before joining Inforte, Mr. Padgett served as an equity research analyst for William Blair & Company, from August 1994 to December 1997. Before William Blair, Mr. Padgett served in various technology consulting roles for Accenture from June 1988 to September 1992. Mr. Padgett holds an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College and a B.S. in computer science from Western Illinois University.

Michael E. Porter, a director of Inforte, is the Bishop William Lawrence University Professor at Harvard Business School and a leading authority on competitive strategy and international competitiveness. Dr. Porter joined the Harvard Business School faculty in 1973 after receiving a B.S.E. with high honors in aerospace and mechanical engineering from Princeton University in 1969, an M.B.A. with high distinction in 1971 from Harvard Business School and a Ph.D. in Business Economics from Harvard University in 1973. Dr. Porter teaches competitive strategy and counsels corporate executives and government leaders on enhancing competitiveness. He serves on the board of directors of Parametric Technology Corporation. Dr. Porter is the author of 16 books and over 75 articles including Competitive Strategy: Techniques for Analyzing Industries and Competitors, On Competition, and The Competitive Advantage of Nations.

VOTE REQUIRED

The nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as the Class I directors.

THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

The following table sets forth information concerning the directors whose terms of office continue after the Meeting, including information as to each director's age as of the record date, position with Inforte and business experience.

CLASS II DIRECTORS

  NAME OF NOMINEE               AGE                         POSITION/PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------
  Stephen Mack                  35                             Chief Operating Officer
-----------------------------------------------------------------------------------------
  Al Ries(1)                    74                             Director


(1) Member of Audit Committee

Stephen C.P. Mack joined Inforte in October 1994 and has served as a director since that time. Mr. Mack is currently Inforte's chief operating officer, overseeing the consulting, human resource and international organizations. Before joining Inforte, from February 1988 to October 1994, Mr. Mack worked at Accenture, where he was, most recently, a project manager responsible for the design and implementation of enterprise-wide operational and decision support systems for large, multinational corporations. Mr. Mack holds a Master's degree in engineering and management from the University of Birmingham, England.

Al Ries, a director of Inforte, is chairman of Ries & Ries, an Atlanta based strategic consulting firm which he co-founded in 1994. Prior to 1994, Mr. Ries was a principal in Trout & Ries, a marketing strategy firm. Mr. Ries has extensive experience in marketing, having entered the field in 1950, joining the advertising and sales promotion department of General Electric. Mr. Ries joined the advertising firm of Needham, Louis and Brorby in 1955, followed by Marsteller, Inc. in 1961. Mr. Ries founded the advertising firm of Ries, Cappiello and Colwell in 1963, which changed its name in 1979 to Trout & Ries. Mr. Ries obtained a B.A. in Liberal Arts from DePauw University, and has authored or co-authored a number of popular books on marketing strategy, including Positioning: The Battle For Your Mind; Marketing Warfare; Focus: The Future of Your Company Depends On It; The 22 Immutable Laws of Branding; and The 11 Immutable Laws of Internet Branding.

CLASS III DIRECTORS

  NAME OF NOMINEE           AGE           POSITION/PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
  Philip S. Bligh           33    President, Chief Executive Officer & Chairman
-------------------------------------------------------------------------------
  Edgar D. Jannotta(1)(2)   69    Director


(1) Member of Audit Committee
(2) Member of Compensation Committee

Philip S. Bligh co-founded Inforte and has served as chairman of the board of directors of Inforte since its inception in September 1993. Mr. Bligh also serves as president and chief executive officer. Before founding Inforte, Mr. Bligh served in various technology consulting roles for Accenture from October 1988 to February 1991 and as a project manager for Systems Software Associates, an enterprise software provider, from April 1991 through Inforte's founding. Mr. Bligh holds a B.S. in chemical engineering from University College, London, England and serves as an adjunct professor in management at DePaul University's Kellstadt Graduate School of Business.

Edgar D. Jannotta, a director of Inforte, has served as chairman of William Blair & Company since March 2001. Mr. Jannotta joined William Blair & Company in 1959, became a partner in January 1965, assistant managing partner in 1973, managing partner in 1977, senior partner in 1995 and senior director in 1996. Mr. Jannotta is chairman of the board of trustees of the University of Chicago and president and a director of Lyric Opera of Chicago. Mr. Jannotta received an A.B. from Princeton University and an M.B.A. from Harvard Business School. Mr. Jannotta is a former chairman of the Securities Industry Association and former director of the New York Stock Exchange, Inc. Mr. Jannotta serves as a director of AAR Corporation, Aon Corporation, Bandag, Incorporated, Exelon Corporation and Molex Incorporated.

There are no family relationships among any executive officer or director
Inforte.

SECURITY OWNERSHIP

The following tables set forth the beneficial ownership of Inforte's common stock as of December 31, 2000 (i) by each of the executive officers named in the table under "Executive Compensation--Summary Compensation Table," (ii) by each director and nominee, (iii) by all current directors and executive officers as a group and (iv) by all persons known to Inforte, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934 to be the beneficial owners of more than 5% of Inforte's common stock. Total shares outstanding as of December 31, 2000 were 12,702,926. The column entitled "Options" consists of shares of common stock subject to options exercisable or currently exercisable within 60 days of December 31, 2000, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. Unless indicated otherwise below, each stockholder named in the table has sole voting and investment power of the shares beneficially owned, subject to community property laws.

DIRECTORS AND EXECUTIVE OFFICERS

                                    Shares of   Options             Percentage
                                     Common   Exercisable            of Total
                                      Stock    Within 60              Shares
                                      Owned      Days       Total   Outstanding
-------------------------------------------------------------------------------
  Non-employee Directors
-------------------------------------------------------------------------------
  Edgar D. Jannotta                    30,000    6,667       36,667       *
  Ray C. Kurzweil                      30,000    6,667       36,667       *
  Michael E. Porter                     2,500   29,167       31,667       *
  Al Ries                              20,000    6,667       26,667       *
-------------------------------------------------------------------------------
  Named Executive Officers
-------------------------------------------------------------------------------
  Philip S. Bligh                   3,100,000       --    3,100,000    24.4%
  Stephen Mack                      2,650,000       --    2,650,000    20.9%
  Nick Padgett                        760,000   25,000      785,000     6.2%
-------------------------------------------------------------------------------
  Directors and Executive Officers
   As a Group
-------------------------------------------------------------------------------
  (7 persons)                       6,592,500   74,168    6,666,668    52.2%

*Less than 1% of the outstanding shares of common stock.

CERTAIN STOCKHOLDERS
This table shows all persons known to be beneficial owners of more than 5% of Inforte's common stock.

                                 Shares of Common Stock Owned Percentage of Total Shares Outstanding
----------------------------------------------------------------------------------------------------
  Ronald G. Meyer (1)
  c/o Inforte Corp.
  150 North Michigan Ave.
  Suite 3400
  Chicago IL 60601                         872,500                             6.9%
----------------------------------------------------------------------------------------------------
  AIM Management Group Inc.
  11 Greenway Plaza, Suite 100
  Houston, Texas 77046                     844,330                             6.6%
----------------------------------------------------------------------------------------------------
  Franklin Resources, Inc.(2)
  777 Mariners Island Boulevard
  San Mateo, CA 94404                      660,968                             5.2%

(1) Excludes 100,000 shares owned by grantor retained annuity trusts established by Mr. Meyer and his wife over which they have no investment or voting power, but of which they are beneficiaries.
(2) Includes 486,450 shares over which Franklin Advisors, Inc. claims sole voting and dispositive power and 174,518 shares over which Franklin Management, Inc. claims sole dispositive power but not voting power. Franklin Advisors, Inc. and Franklin Management, Inc. are wholly-owned subsidiaries of Franklin Resources, Inc.

Inforte has entered into indemnification agreements with each of its directors and officers. These indemnification agreements require us to indemnify such individuals to the fullest extent possible under Delaware law. We believe that all transactions between Inforte and its officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Prior to establishing the Compensation Committee in April 2000, the Board of Directors, (which included the named executive officers) as a whole performed the functions delegated to the Compensation Committee. No member of the Board of Directors or the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of Inforte's Board of Directors or Compensation Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Inforte's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and 10% stockholders are also required by SEC rules to furnish Inforte with copies of all Section 16(a) reports they file. To Inforte's knowledge, based solely on a review of the copies of filings furnished to us and written representations that no other reports were required, Inforte believes that all of its directors and executive officers complied during 2000 with the reporting requirements of Section 16(a).

BOARD OF DIRECTORS MEETINGS & COMMITTEES

The Inforte Board of Directors held a total of 4 meetings during 2000 and established an Audit Committee and Compensation Committee in April 2000. The Board of Directors does not have a nominating committee or a committee performing that function.

The Audit Committee, which currently consists of directors Edgar D. Jannotta, Al Ries and Ray C. Kurzweil, met twice during 2000. The Audit Committee meets with Inforte's independent accountants to review the adequacy of Inforte's internal control system and financial reporting procedures, reviews the general scope of Inforte's annual audit and reviews and monitors the services provided by Inforte's independent accountants.

The Compensation Committee, which currently consists of directors Edgar D. Jannotta and Ray C. Kurzweil, met once during fiscal year 2000. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee administers Inforte's stock option plans and the Employee Stock Purchase Plan.

No director attended less than 75% of the total meetings of the Board of Directors and the meetings held by board committees on which such director served.

DIRECTORS COMPENSATION

Inforte does not currently compensate its directors in cash for their service as board members, although Inforte reimburses its directors for expenses in connection with attendance at Board of Director and committee meetings. Under Inforte's stock option plan, directors are eligible to receive stock option grants at the discretion of the Board of Directors.

During February 2000, the Board of Directors granted options to purchase 20,000 shares of Inforte common stock to each of Edgar D. Jannotta, Ray C. Kurzweil and Al Reis, and 50,000 shares to Michael E. Porter for their services as directors. During October 2000 Inforte issued 62,500 options to Michael E. Porter in exchange for advisory services. All options were issued at the fair market value of Inforte stock on the grant date, vest over the service period and expire ten years from the date of grant.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid to Inforte's Chief Executive Officer, and Inforte's other executive officers as of the end of fiscal year 2000, for services rendered by each person in all capacities to Inforte during the fiscal years 1998, 1999 and 2000. During 2000 only three individuals served as Inforte's named executive officers. This information includes the dollar value of base salaries and bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for such year. Inforte does not grant stock appreciation rights and has no long-term compensation benefits other than options.

SUMMARY COMPENSATION TABLE

                                                      LONG-TERM
                                                     COMPENSATION
                                                      SECURITIES
                                                      UNDERLYING   ALL OTHER
                 ANNUAL COMPENSATION                   OPTIONS    COMPENSATION
------------------------------------------------------------------------------
      NAME AND PRINCIPAL
           POSITION           YEAR  SALARY   BONUS
------------------------------------------------------------------------------
  Philip S. Bligh             2000 $127,333 $217,711      --          $-0-
  President, Chief Executive  1999  150,250  122,184      --           -0-
  Officer & Chairman          1998  117,500    5,507      --           -0-
------------------------------------------------------------------------------
  Stephen C. P. Mack          2000  148,881  153,804      --           -0-
  Chief Operating Officer     1999  124,075  300,381      --           -0-
  & Director                  1998  117,500    5,761      --           -0-
------------------------------------------------------------------------------
  Nick Padgett                2000   75,133  164,002      --           -0-
  Chief Financial Officer     1999   85,550   57,728      --           -0-
  & Director                  1998   91,500      -0-      --           -0-


CHANGE OF CONTROL AGREEMENTS

The option agreements for non-employee directors provides for full and immediate vesting of all outstanding options upon a change of control of Inforte.

OPTION GRANTS IN THE LAST FISCAL YEAR

No options were granted during 2000 to any of the executive officers named in the Summary Compensation Table above.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table provides named executive officer's option exercises for the fiscal year ended December 31, 2000, and exercisable and unexercisable options held by them as of December 31, 2000. The "Value Realized" is calculated using the difference between the option exercise price and the price of Inforte common stock on the date of the exercise multiplied by the number of shares underlying the option. The "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based on a value of $13.75 per share, the fair market value of Inforte's common stock as of December 31, 2000, which was the closing price of Inforte's common stock on December 29, 2000, as reported on the Nasdaq National Market, less the per share exercise price, multiplied by the number of shares issued upon exercise of the option. All options were granted under Inforte's 1995 Incentive Stock Option Plan as amended and restated in December 1997. This plan permits the grant of stock options and other stock awards to Inforte's employees and non-employee directors. The stock options generally have ten-year terms and vest in accordance with provisions determined by the board of directors. Typically, these options vest 25% each year beginning on the anniversary date of grant.

                      Shares                         Number of Securities      Value of Unexercised
                    Acquired on                     underlying unexercised     in-the-money options
                     Exercise   Value Realized (1)    options at 12/31/00         at 12/31/00 (2)
------------------------------------------------------------------------------------------------------
  Name                                             Exercisable Unexercisable Exercisable Unexercisable
------------------------------------------------------------------------------------------------------
  Philip S. Bligh          --               --           --            --     $    -0-    $      -0-
------------------------------------------------------------------------------------------------------
  Steven C.P. Mack         --               --           --            --          -0-           -0-
------------------------------------------------------------------------------------------------------
  Nick Padgett        100,000       $3,176,500       25,000       125,000      337,875     1,689,375


(1) These values have not been, and may never be, realized. These values are based on the positive spread between the respective exercise prices of outstanding options and the price of Inforte's common stock on the exercise date.
(2) These values have not been, and may never be, realized. These values are based on the positive spread between the respective exercise prices of outstanding options and the closing price of Inforte's common stock on December 29, 2000.

REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") has the exclusive authority to establish the level of salary payable to Inforte's chief executive officer ("CEO") and certain other executive officers. The Committee is also responsible for administration of the Incentive Compensation Plan and the Employee Stock Purchase Plan and for approving the individual bonus programs for the CEO and certain other executive officers. Prior to Inforte's initial public offering on February 17, 2000, Inforte's board of directors made all decisions concerning officer compensation. The Committee is comprised solely of two non-employee directors, Messrs. Jannotta and Kurzweil.

Compensation Philosophy

The Committee's principal objective is to align executive compensation with long-term stockholder value. To achieve that objective, executive compensation has various components. One component is base salary, which is set below the median for similar positions at comparable companies. The second component is cash bonuses, which are linked to aggressive performance targets that relate to stockholder value, such as revenue, operating margin, client satisfaction, voluntary turnover and revenue per employee.

Stock options further align long-term executive performance and stockholder interests. Stock option grants are recommended by the chief executive officer to the Committee for approval. The Committee reviews recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to Inforte and the executive's current stock and option holdings. Inforte places a greater emphasis on equity ownership over cash compensation for executives.

CEO Compensation

Philip S. Bligh's base salary and bonus for 2000 was set by Inforte's board of directors prior to its initial public offering. Mr. Bligh's base salary was set significantly below the median for similar positions at comparable companies. The Committee has set Mr. Bligh's 2001 base salary again at below market rates.

Mr. Bligh's bonus for 2000 was based on corporate factors such as revenue, operating margin, client satisfaction, voluntary turnover and revenue per employee, plus individual quantitative and qualitative factors that vary each quarter depending on the business plan.

CEO and Executive Officer Bonus

The CEO and executive bonus plan is a quarterly plan based on company goals and individual goals related to the executive's area of responsibility. Individual goals are set at aggressive levels such that it is rare that all goals are achieved. Corporate goals include revenue, operating margin, client satisfaction, voluntary turnover and revenue per employee. The program is designed to award no payment when Inforte does not achieve threshold levels of performance for items such as revenue and operating margin and to pay higher amounts if the internal company stretch targets are exceeded.

Each quarter bonus plan is reevaluated and new performance targets are established reflecting Inforte's business plan and financial goals. Executive bonus plan participants may elect to trade base salary for additional bonus potential. Participation in this voluntary trade plan will result in some of the executive officers having lower base salary and higher bonus earnings than those who do not elect to participate. The results of this trade plan are reflected in the compensation table above.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Inforte has structured its stock incentive plans to qualify income received upon the exercise of stock options granted under those plans as performance-based compensation. The Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of Inforte's compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

Compensation Committee
Edgar D. Jannotta
Ray C. Kurzweil

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (the "Committee") is composed of three outside directors who are independent, as defined by Nasdaq National Market listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Exhibit A to this proxy statement.

Management is responsible for Inforte's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Inforte's financial statements in accordance with generally accepted auditing standards and issuing a report to Inforte's stockholders and Board of Directors on the results of this audit. The Committee's responsibility is to monitor and oversee these processes.

The Committee has met and held discussions with management and Ernst & Young LLP, Inforte's independent auditors. These meetings included sessions at which management was not present. The Committee discussed with Ernst & Young the results of its examination of Inforte's financial statements, its evaluation of Inforte's internal controls, and its assessment of the overall quality of Inforte's financial controls. Management represented to the Committee that Inforte's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the financial statements with management and Ernst & Young. The Committee also discussed with Ernst & Young matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Ernst & Young that firm's independence.

Based on the Committee's discussions with management and Ernst & Young, the Committee's review of the representations of management, and the report of Ernst & Young to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in Inforte's Annual Report on Form 10-K for the year ended December 31, 2000. The Committee and the Board also have recommended for stockholder approval the retention of Ernst & Young as independent auditors for Fiscal Year 2001.

Audit Committee
Edgar D. Jannotta
Ray C. Kurzweil
Al Ries

March 5, 2001

PERFORMANCE GRAPH

The following graph compares Inforte's stock price performance against the total stock price performance of the Nasdaq National Market and the Russell 2000 Index for the periods indicated. Inforte does not believe that there is a representative published industry or line-of-business index or a representative industry peer group of public companies against which to measure Inforte's stock price performance. Therefore, under SEC regulations, Inforte has selected the Russell 2000 Index, an index of companies with similar market capitalization to Inforte, to use as a representative peer group. The graph presents the year-end value of a $100 investment on February 17, 2000 in Inforte common stock at the $32.00 initial offering price and in each of the Nasdaq National Market and the Russell 2000 Index and assumes the reinvestment of dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG INFORTE CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE RUSSELL 2000

[BOX CHART]

NASDAQ STOCK MARKET INDEX AND THE RUSSELL 2000

                            2/17/00   12/31/00
INFORTE CORP                  100        43
NASDAQ STOCK MARKET (U.S.)    100        54
RUSSELL 2000                  100        88

--------
  *$100 invested on February 17, 2000 in stock or in index--including reinvestment of dividends. Fiscal year ending December 31, 2000

PROPOSAL NO. 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Inforte has selected Ernst & Young LLP as its principal independent accountants to perform the audit of Inforte's financial statements for the current fiscal year, and the stockholders are being asked to ratify this selection. Representatives of Ernst & Young LLP will not be available during the Meeting.

AUDIT FEES. Ernst & Young's fees for our 2000 audit and review of interim financial statements were $105,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not render any professional services to us in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES. Ernst and Young's fees for all other professional services rendered to us during 2000 were $299,365, including audit related services of $178,700 and non-audit services of $120,665. Audit related services included fees related to Inforte's initial public offering, employee benefit plan audit and accounting consultations. Non-audit services included fees for tax consultation and tax preparation, and other consultations.

The audit committee reviews and considers all Ernst & Young professional services when assessing auditor independence.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of the Inforte's common stock present and voting during the Meeting is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF Ernst & Young LLP.

PROPOSAL NO. 3--RATIFICATION OF INCENTIVE COMPENSATION PLAN

Introduction

This summary describes the general terms of the Inforte Corp. Amended and Restated 1997 Incentive Compensation Plan. The Inforte Board of Directors and stockholders initially approved the amended and restated plan on December 1, 1999. Additional stockholder approval is required in order for the compensation expense for certain performance-based awards under the plan, including nonqualified options, to be exempt from limitations on deductibility by Inforte for federal income tax purposes under Section 162(m) of the Internal Revenue Code.

The plan was established to provide stock-based compensation to our employees, non-employee members of our board of directors, and certain consultants and advisors to Inforte. The opportunity to acquire an equity interest in Inforte through the plan is designed to motivate superior performance, align interests with those of Inforte and its stockholders and provide compensation opportunities that are competitive in the marketplace.

Administration

The plan is administered by a committee of the board of directors of Inforte consisting of at least two non-employee directors. The committee decides which eligible individuals will receive awards under the plan. As of March 5, 2001, approximately 435 persons were eligible to participate in the plan. The plan provides that the committee can award different types of stock-based awards to participants, including stock options, stock appreciation rights, restricted stock and performance shares or performance units. The committee has the sole authority to determine when awards will be granted, the type, amount, price, timing, vesting schedules and other terms and conditions applicable to awards and the number of shares covered by the awards. The committee also has the authority to make all determinations necessary or advisable for the operation of the plan.

Stock Subject to the Plan

The maximum number of shares of common stock that may be currently issued under the plan is 4,635,146 shares. Each year this number will increase by the lesser of: (a) 1,000,000 shares; (b) 5% of Inforte's then current total shares outstanding (12,702,926 shares as of December 31, 2000); or (c) a lesser amount determined by the committee. If any shares of stock covered by an award are forfeited, such shares will be available for the granting of new awards under the plan. During any single fiscal year, participants may not receive options and/or stock appreciation rights for more than 1,000,000 shares of stock; restricted stock awards for more than 1,000,000 shares of stock; more than 1,000,000 performance shares or more than $1,000,000 in performance units.

Stock Options

A stock option allows a participant to purchase shares of common stock at a fixed price at some future date. Options awarded under the plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, which permits the deferral of taxable income related to the exercise of such options, or nonqualified options not entitled to such deferral. The exercise price and term of each option is fixed by the committee, except that the exercise price for options must be at least equal to 100% (or 110% in the case of incentive stock options granted to 10% stockholders) of the fair market value of the stock on the date of grant. The term of incentive stock options cannot exceed 10 years. The aggregate fair market value (determined at the time the option is granted) of shares with respect to which incentive stock options may be granted to any one individual under the plan, or any other plan of Inforte or any subsidiary, which stock options are exercisable for the first time during any calendar year, may not exceed $100,000.

Upon exercise of an option, the participant must pay the full exercise price for the number of shares of stock being exercised. The committee may allow the participant to pay the exercise price in cash, with shares of stock already owned, by delivery to Inforte of an exercise form together with instructions to a broker-dealer to sell or margin a sufficient portion of the stock and deliver the sale or margin loan proceeds directly to Inforte to pay the option price, or a combination thereof.

As of December 31, 2000, there were 2,763,958 shares subject to options granted under the plan and 1,236,042 shares remaining available for award. As of March 5, 2001, the closing price per share of the common stock on that date was $8.81. The following table sets forth the options outstanding under the plan held by the groups indicated:

                                                   Options  Average per Share
                    Recipient                      Awarded   Exercise Price
-----------------------------------------------------------------------------
  Philip S. Bligh,
   President, Chief Executive Officer & Chairman     --            --
-----------------------------------------------------------------------------
  Stephen Mack,
   Chief Operating Officer
   & Director                                        --            --
-----------------------------------------------------------------------------
  Nick Padgett,
   Chief Financial Officer
   & Director                                        --            --
-----------------------------------------------------------------------------
  All executive officers as a group                  --            --
-----------------------------------------------------------------------------
  All non-employee directors as
   a group                                          142,500      $30.74
-----------------------------------------------------------------------------
  All employees other than
   executive officers as a group                  2,621,458      $14.46

Amendment and Termination

The board of directors may amend the plan at any time. The plan will automatically terminate on December 31, 2007, unless earlier terminated by the board. Termination of the plan may not affect the rights of participants as to outstanding awards.

Federal Income Tax Consequences of Stock Options

The income tax treatment of different types of awards will vary. The following is a summary of significant federal income tax consequences associated with stock option awards granted under the plan. The discussion is not a comprehensive discussion of all the federal income tax aspects of the plan.

The holder of an incentive option generally recognizes no income for federal income tax purposes at the time of the grant or exercise of the option. However, the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax. The optionee generally will be entitled to long term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option, if the shares have been held for more than two years from the date of the option grant and for more than one year after exercise. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise exceeds the applicable exercise price. Inforte will not be entitled to an income tax deduction in connection with the exercise of an incentive stock option but will generally be entitled to a deduction equal to the amount of any ordinary income recognized by an optionee upon a disqualifying disposition. No income will be recognized by a participant at the time a non-qualified option is granted. The exercise of a non-qualified stock option will generally be a taxable event that requires the participant to recognize, as ordinary income, the difference between the fair market value of the shares at the time of exercise and the option exercise price. Inforte ordinarily will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified option. The amount of the deduction will equal the ordinary income recognized by the participant.

Performance Based Compensation

Section 162(m) of the Internal Revenue Code limits Inforte's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Awards under the plan are intended to satisfy these requirements.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of Inforte's common stock present and voting during the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INFORTE CORP. AMENDED AND RESTATED 1997 INCENTIVE COMPENSATION PLAN.

OTHER MATTERS

The Board of Directors does not presently intend to bring any other business before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors

                                          /s/ Steven C.P. Mack
                                          Steven C.P. Mack
                                          Secretary

EXHIBIT A
AUDIT COMMITTEE CHARTER of INFORTE CORP.

ORGANIZATION

There shall be a committee of the Board of Directors (the "Board") of Inforte Corp., a Delaware corporation (the "Company"), known as the Audit Committee (the "Committee"). This Charter governs the operations of the Committee. The Charter will be reviewed and reassessed by the Committee and will be approved by the Board, at least annually. The Committee shall be appointed by the Board and shall be comprised of at least three non-employee directors, each of whom are "independent", as that term is used in the applicable rules and regulations of the National Association of Securities Dealers, Inc., of management and the Board. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independent judgment in carrying out their responsibilities. All Committee members will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member will have accounting or related financial management expertise. The members of the Committee shall be elected by the Board at an annual organizational meeting of the Board or serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

STATEMENT OF POLICY

The Committee will provide assistance to the Board in fulfilling its oversight responsibilities to the stockholders, potential stockholders, the investment community, governmental bodies that the Company reports to and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, the legal compliance and ethics programs established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

Absent unusual circumstances, the Committee shall attempt to meet at least four times annually. Special meetings shall be held as circumstances require as determined by the Chairman of the Audit Committee or by any two other members of the Committee.

1. The Committee's responsibilities shall include the following:

  a. Recommend annually to the Board a firm of independent certified public accountants to serve as the Company's independent public accountant for the forthcoming year, which firm is ultimately accountable to the committee and the Board. See Item 6.

  b. Be well-informed about the Company's quarterly and annual financial reports by receiving copies of all such reports.

  c. Review with the Company's chief executive officer, chief financial officer and/or its principal accounting officer and the Company's independent public accountant the areas of financial risk that could have a material adverse effect on the Company's results of operation or financial condition.

  d. Review with the Company's chief executive officer, chief financial officer and/or its principal accounting officer the Company's annual audit plans.

  e. Consider, in consultation with the Company's independent public accountant, the audit scope and procedural plans made by the Company's management and the independent public accountant.

  f. Provide that management and the independent public accountant discuss with the Committee its qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

  g. Review with the Company's chief executive officer, chief financial officer and/or its principal accounting officer the Company's in-house policies and procedures for regular review of officers' conflicts of interest.

  h. Review management's plans for engaging the Company's independent public accountant to perform management advisory services during the coming year; provided, that, to the extent the Company's independent public accountant's independence from the Company is not compromised, management may engage the Company's independent public accountant to perform such services and report the extent and outcome of such services to the Committee at its next meeting.

  i. Periodically review and analyze with the Company's chief executive officer, chief financial officer and/or its principal accounting officer and the Company's independent public accountant comparable public company financial reporting and accounting policies and practices that differ from those of the Company.

  j. Evaluate the performance of the independent public accountant and, if so determined by the Committee, recommend that the Board replace the independent public accountant.

  k. Receive written confirmation from the Company's independent public accountant that it is independent from the Company within the meaning of the Securities Act of 1933, as amended, as administered by the Securities and Exchange Commission (the "SEC"), and within the requirements of the Independence Standards Board, as well as to review periodic reports from the Company's independent public accountant delineating all relationships between the independent public accountant and the Company and otherwise regarding the independence of the independent public accountant, to discuss such reports with the independent public accountant and to recommend, if so determined, that the Board take appropriate action to oversee the independence of the independent public accountant.

  l. Prepare, in consultation with management, the Audit Committee report required to appear in the Company's annual proxy statement by the rules and regulations of the SEC.

  m. Review with management and the independent public accountant its assessments of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions in internal controls.

2. The Committee shall have unrestricted lines of communication with the chief executive officer, chief financial officer and/or principal accounting officer of the Company, as well as the company's independent auditors, at all times.

3. The Committee shall advise the Company's chief executive officer, chief financial officer and/or chief accounting officer that it expects to be consulted before the Company seeks a second opinion on any significant accounting issue from an auditing firm other than the Company's auditing firm.

4. The Committee, through its Chairman, shall report its activities to the full Board after each committee meeting so that the Board is kept informed of its activities on a current basis.

5. The Committee shall meet with the Company's outside counsel, when appropriate, to discuss legal matters that may have a significant impact on the Company's financial statements.

6. Factors to be considered in recommending to the Board the selection or retention of an independent public accountant to serve as the Company's independent public accountant shall include, without limitation, the following:

  a. Opinions by appropriate management personnel on the capabilities, resources and performance of the public accounting firm;

  b. The firm's proposed audit fee and explanations for any material fee changes from prior years;

  c. The expected level of participation by the firm's partner designated to the Company's account and other management personnel in the audit examination and the mix of skills and experience of the firm's staff and its staff rotation policy with respect to the Company;

  d. If a new public accounting firm is being considered, the steps planned to ensure a smooth and effective transition;

  e. If a new public accounting firm is being considered, the report of the firm's latest peer review conducted pursuant to a professional quality control program and any significant litigation problems or disciplinary actions by the SEC or others;

  f. If a new public accounting firm is being considered, the proposed firm's credentials, capabilities and reputation and a list of clients in the same geographical area and in the same industry; and

  g. The auditing firm's independence from the Company.

7. The following are general post-audit review considerations and guidelines:

  a. The Committee should attempt to obtain from the Company's chief financial officer and/or chief accounting officer explanations for all significant variances in the financial statements between years.

  b. The Committee should request an explanation from management and the independent public accountant of changes in accounting standards or rules promulgated by the Auditing Standards Board, SEC or other regulatory bodies that have or will have a material effect on the Company's financial statements or accounting policies or practices.

  c. The Committee should inquire about the existence and substance of any significant accounting accruals, charge-offs, loan loss or other reserves or estimates made by management that had or will have a material impact on the financial statements.

  d. The Committee should attempt to meet privately with the independent public accountant to request its opinion on various matters, including the quality of financial and accounting personnel.

  e. The Committee should ask the independent public accountant (i) any significant findings during the year and management's response to them;
     (ii) any difficulties the independent public accountant encountered while conducting audits; (iii) what its greatest concerns were in the course of the audit; and (iv) if it believes anything else should be discussed with the Committee while not in the presence of management or the Company's chief financial officer and/or principal accounting officer.

  f. The Committee should review the letter of management representations given to the independent public accountant and inquire whether it encountered any difficulties in obtaining the letter or any specific representations therein.

  g. The Committee should discuss with management and the independent public accountant the substance of any significant issues raised by outside counsel concerning litigation, contingencies, claims or assessments. The Committee should attempt to understand how such matters are reflected in the Company's financial statements.

  h. The Committee should attempt to inquire with the Company's chief executive officer, chief financial officer and chief accounting officer whether there are any significant tax matters that have been or might be reasonably disputed by the Internal Revenue Service or state agencies, and inquire as to the status of the related tax reserves.

  i. The Committee, at least through its Chairman, should attempt to review with management the MD&A section of the Company's annual report and ask the extent to which the independent public accountant reviewed the MD&A section. Similar efforts should be attempted, at least on a post-filing basis, with respect to the Company's quarterly reports, which may be accomplished by the Chairman of the Committee on behalf of the Committee. The Committee should ask the independent public accountant whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

8. The Committee must review this Charter not less than annually and should seek the input of the Company's independent public accountant and the Company's chief executive officer, chief financial officer and/or chief accounting officer with regard to the adequacy of the Charter and the desirability of amendments hereto.

Chicago, Illinois
March 22, 2001

                                 INFORTE CORP.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

                           WEDNESDAY, APRIL 25, 2001

The undersigned hereby appoints Philip S. Bligh, Stephen C. P. Mack, Nick Padgett, or any of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Inforte Corp. ("Inforte") to be held electronically on Wednesday, April 25, 2001 at 10:00 a.m. Central Daylight Time and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

MANAGEMENT RECOMMENDS:
-A VOTE FOR THE NOMINEE FOR CLASS I DIRECTORS LISTED BELOW,
-A VOTE FOR PROPOSAL 2 AND
-A VOTE FOR PROPOSAL 3

PROPOSAL 1: To elect three Class I directors to hold office for three years or until a successor is elected.

Nominee                      For         Withhold
---------------------------  ----------  --------
Michael E. Porter
-------------------------------------------------
Ray C. Kurzweil
-------------------------------------------------
Nick Padgett

PROPOSAL 2: To ratify the selection of Ernst & Young LLP as the Company's independent auditors.

------------------------------
For     Against      Abstain
------------------------------

------------------------------

PROPOSAL 3: To ratify the Inforte Corp. Amended and Restated 1997 Incentive Compensation Plan.

------------------------------
For     Against      Abstain
------------------------------

------------------------------


Sign exactly as your name(s) appears on your stock certificate or account records. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased Stockholder should give their full title. Please date the Proxy.

Signature:        _____________________________________

Signature:        _____________________________________

Date:             _____________________________________

WHETHER OR NOT YOU PLAN TO ATTEND THE ELECTRONIC STOCKHOLDER MEETING, YOU ARE URGED TO VOTE BY TELEPHONE, OVER THE INTERNET OR SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

This meeting will be held on an electronic basis only at www.inforte.com. To vote during the meeting fax your proxy to 312-332-9207.